Exhibit 10-9


                             AMENDMENT NO. 2 TO THE
               AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT
                          OF PECO ENERGY CAPITAL, L.P.


          This Amendment No. 2 to the Amended and Restated Limited Partnership Agreement of PECO Energy Capital, L.P., a Delaware limited partnership (the "Partnership"), dated as of March 1, 1996 (this "Amendment"), is made by and among PECO Energy Capital Corp., a Delaware corporation (the "General Partner"), as general partner of the Partnership, and the Persons who are limited partners of the Partnership.

          WHEREAS, the General Partner and PECO Energy Company, a Pennsylvania corporation, have heretofore formed a limited partnership pursuant to the Delaware Act by filing a Certificate of Limited Partnership of the Partnership with the Secretary of State of the State of Delaware on May 23, 1994, and by entering into a Limited Partnership Agreement of the Partnership dated as of May 23, 1994 (the "Original Agreement");

          WHEREAS, the Original Agreement was amended and restated in its entirety by the Amended and Restated Limited Partnership Agreement of the Partnership dated as of July 25, 1994 and was further amended by Amendment No. 1 dated as of October 20, 1995 (as amended, the "Partnership Agreement");

          WHEREAS, the parties hereto desire to amend the Partnership Agreement as described herein; and

          WHEREAS, this Amendment does not adversely affect the powers, preferences or special rights of any series of Preferred Partner Interests.

          NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree to amend the Partnership Agreement as follows:

                              ARTICLE I - AMENDMENT

          Section 7.02(b) of the Partnership Agreement is hereby amended and restated as follows:

               The General Partner shall cause to be prepared, within ninety days after the end of any Fiscal Year of the Partnership, annual financial statements of the Partnership, including a balance sheet of the Partnership as of the end of such Fiscal Year and the related statements of income or loss. The General Partner shall cause such financial statements to be delivered to each Partner that so requests in writing, together with a statement indicating such Partner's share of each item of Partnership income, gain, loss, deduction or credit for such Fiscal Year for income tax purposes.


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                           ARTICLE II - MISCELLANEOUS

          2.1 Capitalized Terms. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Partnership Agreement.

          2.2 Full Force and Effect. Except to the extent modified hereby, the Partnership Agreement shall remain in full force and effect.

          2.3 Successors and Assigns. This Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

          2.4 Counterparts. This Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all such parties are not signatories to the original or same counterpart.

          2.5 Governing Law. This Amendment shall be interpreted in accordance with the laws of the State of Delaware (without regard to conflict of law principles) with all rights and remedies being governed by such laws.

                                        GENERAL PARTNER:

                                        PECO ENERGY CAPITAL CORP.


                                        By:
                                        Name:  J. Barry Mitchell
                                        Title: President


                                        PREFERRED PARTNERS:

                                        All Preferred Partners now and hereafter admitted as Limited Partners of the Partnership pursuant to the Powers of Attorney now or hereafter executed in favor of, and delivered to, the General Partner.

                                        By:      PECO ENERGY CAPITAL CORP.


                                        By:
                                        Name:  J. Barry Mitchell
                                        Title: President





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